[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(xiii)

AMENDMENT NO. 11 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 11 (the “Eleventh Amendment”), effective as of July 09, 2013 (the “Eleventh Amendment Effective Date”) by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between BI Pharma and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012 and Amendment No. 10, effective as of June 21, 2013 (hereinafter together the “Supply Agreement”). BI Pharma and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen wishes BI Pharma (i) to [ * ] from [ * ] and (ii) to [ * ] at BI Pharma, in both cases (i) and (ii) in compliance with the terms of the Supply Agreement as set forth in and as amended by this Eleventh Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Eleventh Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2)	Pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[ * ], Version of July 09, 2013”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement. Pursuant thereto BI Pharma shall (i) [ * ] from [ * ] and (ii) [ * ] at BI Pharma, in both cases (i) and (ii) in accordance with the Supply Agreement.

(3)	This Eleventh Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Eleventh Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Eleventh Amendment.

(4)	This Eleventh Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

Amendment No. 11 to the Process Development and Clinical Supply Agreement	Confidential

IN WITNESS WHEREOF, the Parties have executed this Eleventh Amendment to the Supply Agreement as of Eleventh Amendment Effective Date.

Biberach, July 23, 2013

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

ppa.	ppa.

[ * ]	[ * ]
[ * ]	[ * ]
VP Business & Contracts	Head of Team Biberach – Dep. Legal Germany

San Francisco, July 31, 2013

FIBROGEN, INC

/s/ Jim Polarek
Name	Jim Polarek	Name
Title	Vice President	Title

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 11 to the Process Development and Clinical Supply Agreement	Confidential

Exhibit A

Work Scope

(Version of July 09, 2013)

[ * ]

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.